EXHIBIT 99

CERTIFICATION PURSUANT TO 18 U.S.C.

Section 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

                Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Unity Bancorp. Inc.(“the Company”), certifies that:

(1)                                  the Quarterly Report of Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d));and

(2)                                  the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ Anthony Feraro
Anthony Feraro
Chief Executive Officer

Dated: November 14, 2002	/s/ James A. Hughes
James A. Hughes
Chief Financial Officer

                This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose